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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
POLYDEX PHARMACEUTICALS LIMITED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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POLYDEX PHARMACEUTICALS LIMITED

NOTICE OF 2003 ANNUAL GENERAL MEETING OF THE MEMBERS

May 30, 2003

        NOTICE IS HEREBY GIVEN that the 2003 Annual General Meeting of the Members of Polydex Pharmaceuticals Limited (the "Company") will be held at the principal offices of the Company located at 421 Comstock Road, Toronto, Ontario, Canada M1L 2H5, on Wednesday, July 16, 2003, at 10:30 a.m., local time, for the following purposes:

1.
To vote on the proposal to elect two directors to the Company's Board of Directors, the names of whom are set forth in the accompanying Proxy Statement, to serve until the Annual General Meeting of the Members in 2006 or until their successors are elected;

2.
To transact such further or other business as may properly come before the meeting or any adjournment or adjournments thereof.

        The Board of Directors has fixed the close of business on May 30, 2003, as the date for the determination of the Members entitled to notice of, and to vote at, the meeting and any adjournment thereof (the "Record Date"). Only holders of the Common Shares and the Class B Preferred Shares of record at the close of business on the Record Date are entitled to notice of, and to vote at, the 2003 Annual General Meeting. The Company's Annual Report to Shareholders for the year ended January 31, 2003, is being mailed to Members with the Proxy Statement.

        The Proxy Statement which accompanies this Notice contains additional information regarding the proposals to be considered and voted upon at the Annual General Meeting, and Members are encouraged to read it in its entirety.

        You are cordially invited to attend the 2003 Annual General Meeting. Whether or not you expect to be present at the Annual General Meeting, please complete, date and sign the enclosed proxy card and return it promptly in the envelope provided. If you do attend the Annual General Meeting, you may revoke your Proxy in accordance with the methods described in the Proxy Statement under the heading "Solicitation and Revocability of Proxies" and vote your shares in person.

BY ORDER OF THE BOARD OF DIRECTORS,
SHARON L. WARDLAW
Secretary
May 30, 2003

POLYDEX PHARMACEUTICALS LIMITED

PROXY STATEMENT

2003 Annual General Meeting, July 16, 2003

SOLICITATION AND REVOCABILITY OF PROXIES	This Proxy Statement ("Proxy Statement") is expected to be mailed on or about May 30, 2003, to the holders of the Common Shares and the Class B Preferred Shares (the "Members") of Polydex Pharmaceuticals Limited (the "Company") in connection with the solicitation by the Board of Directors of the Company for the 2003 Annual General Meeting of the Members ("Annual Meeting") to be held at 10:30 a.m., local time, on Wednesday, July 16, 2003 at the principal offices of the Company located at 421 Comstock Road, Toronto, Ontario, Canada M1L 2H5.

        Although the Company believes that the solicitation of proxies will be primarily by mail, proxies may also be solicited personally or by telephone by officers and employees of the Company who will not receive additional compensation for such solicitation. The cost of solicitation of proxies will be borne directly by the Company. All dollar amounts in this proxy statement are stated in U.S. dollars unless otherwise indicated.

        Proxies given by Members for use at the Annual Meeting may be revoked at any time prior to their use. In addition to revocation in any manner permitted by Bahamian law, a proxy may be revoked in any one of the following ways:

  (a)
  by signing a form of proxy bearing a later date then the proxy to be revoked, and depositing it with the Secretary of the Company prior to the Annual Meeting;

  (b)
  as to any matter on which a vote has not already been cast pursuant to the authority conferred by such proxy, by signing written notice of revocation and delivering it to either the Secretary of the Company or the Chairman of the Annual Meeting;

  (c)
  by attending the Annual Meeting in person and personally voting the shares represented by the proxy; or

  (d)
  by instrument in writing executed by the Member or by his attorney authorized in writing, or, if the Member is a corporation, under its corporate seal, or by an officer or attorney thereof duly authorized, and deposited either at the head office of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, at which the proxy is to be used, or with the Chairman of such Annual Meeting on the day of the meeting, or any adjournment thereof.

PURPOSES OF ANNUAL MEETING	The Annual Meeting has been called for the purposes of (1) electing directors and (2) transacting such other business as may properly come before the meeting.

VOTING OF SECURITIES	The Board of Directors has fixed the close of business on May 30, 2003, as the date for determining the Members entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof (the "Record Date"). A total of 3,027,796 Common Shares of a par value of U.S. $0.0167 each (the "Common Shares") and 899,400 Class B Preferred Shares of a par value of U.S. $0.0167 each (the "Class B Preferred Shares") were outstanding at the close of business on that date. Each Common Share is entitled to one vote on any matter presented at the Annual Meeting for consideration and action by the Members. Each Class B Preferred Share is entitled to two votes on any such matter. In addition, the Company has authorized 100,000 Class A Preferred Shares of a par value of U.S. $0.10 each (the "Class A Preferred Shares"), none of which are outstanding.

        A quorum for the transaction of business at the meeting shall be members present holding or represented by proxy between them not less than one-third of all Common Shares which are issued at the record date fixed by the directors and which entitle the holder thereof to vote. Voting of Common Shares and Class B Preferred Shares is on a non-cumulative basis. Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the aggregate number of Common Shares and Class B Preferred Shares voting at the meeting is required for approval of the election of each of the nominees for director.

        All valid proxies received in response to this solicitation will be voted in accordance with the instructions indicated thereon by the Members giving such proxies. IF NO CONTRARY INSTRUCTIONS ARE GIVEN, SUCH PROXIES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT.

        For voting purposes, abstentions will be counted for the purpose of establishing a quorum and will not be voted, thereby having the same effect as a vote against. Broker non-votes will not be counted for the purpose of establishing a quorum and will not be voted.

OWNERSHIP OF VOTING SECURITIES	The following tables set forth certain information regarding beneficial ownership of the Common Shares and the Class B Preferred Shares, as of May 30, 2003, by (i) persons owning beneficially 5% or more of the Class B Preferred Shares and/or the Common Shares, (ii) each of the Company's directors and executive officers and (iii) all directors and executive officers as a group:

SECURITY OWNERSHIP OF MANAGEMENT:

Title of Class	Name and Title Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
Class B Preferred Shares	George G. Usher Chairman of the Board, Director, President and CEO	599,400	66.64%
Class B Preferred Shares	Thomas C. Usher Vice-Chairman, Director and Director of Research and Development	300,000	33.36%
Class B Preferred Shares	All Directors and Executive Officers as a Group	899,400	100%
Title of Class	Name and Title Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class (1)
Common Shares	Joseph Buchman Director	148,183	(2)	4.28%
Common Shares	Derek John Michael Lederer Director	32,450	(3)	*
Common Shares	John L.E. Seidler Director	21,700	(4)	*
Common Shares	George G. Usher Chairman of the Board, Director, President and CEO	187,772	(5)	5.43%
Common Shares	Ruth L. Usher Director	604,692	(6)	17.48	%(8)
Common Shares	Thomas C. Usher Vice-Chairman and Director	604,692	(7)	17.48	%(8)
Common Shares	Sharon L. Wardlaw Chief Financial Officer, Secretary and Treasurer	25,040	(9)	*
Common Shares	All Directors and Executive Officers as a Group (7 persons)	1,019,837	(10)	29.48%

*
Less than one percent (1%).

(1)
As of May 30, 2003, the Record Date, the Company had outstanding 899,400 Class B Preferred Shares and 3,027,796 Common Shares and options exercisable within sixty (60) days of May 30, 2003 to purchase an additional 431,550 Common Shares, for a total of 3,459,346 Common Shares.

(2)
Includes 93,586 shares owned directly by the spouse of Joseph Buchman, as to which Joseph Buchman disclaims beneficial ownership, 24,747 shares owned by a trust controlled by Joseph Buchman and 29,850 shares under option to Joseph Buchman, subject to acquisition within sixty (60) days of May 30, 2003.

(3)
Includes 2,600 shares owned directly by Derek John Michael Lederer and 29,850 shares under option to Derek John Michael Lederer, subject to acquisition within sixty (60) days of May 30, 2003.

(4)
Includes 1,850 shares owned directly by John L.E. Seidler and 19,850 shares under option to John L.E. Seidler, subject to acquisition within sixty (60) days of May 30, 2003.

(5)
Includes 112,772 shares owned directly by George G. Usher and 75,000 shares under option to George G. Usher, subject to acquisition within sixty (60) days of May 30, 2003.

(6)
Includes 126,641 shares owned directly by Ruth L. Usher, and 75,000 shares under option to Ruth L. Usher, subject to acquisition within sixty (60) days of May 30, 2003. Also includes 328,051 shares owned directly by her spouse, Thomas C. Usher, and 75,000 shares under option to Thomas C. Usher, subject to acquisition within sixty (60) days of May 30, 2003, as to all of which Ruth L. Usher disclaims beneficial ownership.

(7)
Includes 328,051 shares owned directly by Thomas C. Usher and 75,000 shares under option to Thomas C. Usher, subject to acquisition within sixty (60) days of May 30, 2003. Also includes 126,641 shares owned directly by his spouse, Ruth L. Usher, and 75,000 shares under option to Ruth L. Usher, as to all of which Thomas C. Usher disclaims beneficial ownership. Does not include shares owned directly or indirectly by George G. Usher, his son, or shares under option to George G. Usher, subject to acquisition within sixty (60) days of May 30, 2003.

(8)
Percent of class of the combined holdings of both Ruth L. Usher and Thomas C. Usher, each of whom disclaims beneficial ownership as to the holdings of the other.

(9)
Includes 2,040 shares owned directly by Sharon L. Wardlaw and 23,000 shares under option to Sharon L. Wardlaw, subject to acquisition within sixty (60) days of May 30, 2003.

(10)
Represents 148,183 shares beneficially owned by Joseph Buchman, 32,450 shares beneficially owned by Derek John Michael Lederer, 21,700 shares beneficially owned by John L.E. Seidler, 187,772 shares beneficially owned by George G. Usher, 604,692 shares beneficially owned in total by Ruth L. Usher and Thomas C. Usher, and 25,040 shares beneficially owned by Sharon L. Wardlaw.

BOARD OF DIRECTORS	The Board of Directors currently consists of six members. The directors of the Company are divided into three classes, designated as Class I, Class II and Class III. At each Annual Meeting, one class of directors is elected to serve for a three-year term or until their respective successors are duly elected and qualified.

The Company pays directors Buchman, Lederer, Seidler and Ruth Usher $1,000 for each meeting of the Board attended in person and $500 per Board meeting attended by telephone. Audit Committee members receive an additional $500 per Audit Committee meeting attended. In the fiscal year ended January 31, 2003, the Board of Directors conducted five telephonic meetings and one meeting in person. The Audit Committee met four additional times during the fiscal year. Independent Directors Joseph Buchman, Derek John Michael Lederer and John L.E. Seidler each earned $5,500 as compensation for serving on the Board and the Audit Committee during the fiscal year ending January 31, 2003, and were each granted options to purchase 4,000 Common Shares. Director Ruth L. Usher earned $2,500 for serving on the Board in the fiscal year ended January 31, 2003. George G. Usher and Thomas C. Usher, both of whom are directors, receive payment as officers and employees of the Company and do not receive additional compensation for their service as directors. Family relationships among the Company's officers and directors: Thomas C. Usher and George G. Usher are father and son, and Thomas C. Usher and Ruth L. Usher are husband and wife.

The following provides, as of May 30, 2003, the continuing directors whose terms of office will continue after the Annual Meeting, their principal occupation and employment, age, the year in which each became a director of the Company, and directorships in companies having securities registered pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

'

CONTINUING DIRECTORS WHOSE TERMS EXPIRE AT THE
ANNUAL MEETING IN 2004 (CLASS II DIRECTORS)

Name and Occupation	Age	Year first Elected Director
JOSEPH BUCHMAN, Currently, a Financial Services Representative with Metlife Financial Services, where he has served in various capacities since 1979, and has been a Director since 1983.	63	1983
JOHN L.E. SEIDLER, Senior Advisor to the Business Council for the United Nations since 2002. From 2000 through 2002, he served as Executive Vice President and Chief Operating Officer of ORBIS International, a non-profit charitable organization. He previously was employed by Manchester, Inc. as Executive Vice President from 1998 through 2000, and by Pfizer Pharmaceuticals Group as Director of International Public Affairs from 1996 through 1998, and as Country Manager, Czech Republic from 1993 through 1996.	68	1998

CONTINUING DIRECTORS WHOSE TERMS EXPIRE
AT THE ANNUAL MEETING IN 2005 (CLASS I DIRECTORS)

Name and Occupation	Age	Year first Elected Director
DEREK JOHN MICHAEL LEDERER, Chartered Accountant. Principal of Derek Lederer, C.A., a public accounting firm, since 1970, and former adjunct professor at York University.	61	1998
RUTH L. USHER, Retiree since 1991 and has been a Director since 1972.	88	1979

PROPOSAL NO. 1

ELECTION OF BOARD MEMBERS

NOMINEES FOR TERMS EXPIRING
AT THE ANNUAL MEETING IN 2006 (CLASS III DIRECTORS)

        The following two persons, each of whom is currently serving as a director, have been nominated for re-election by the Board of Directors to serve as directors for a term expiring at the Annual Meeting in 2006:

Name and Occupation	Age	Year First Elected Director
GEORGE G. USHER, Chairman of the Board since January 27, 1998. President and Chief Executive Officer of the Company since 1993 and 1996, respectively. Vice President of Dextran Products Limited, a subsidiary of the Company, since 1987. Previously employed by the Company in various positions since 1982.	44	1988
THOMAS C. USHER, Vice-Chairman of the Company since November 1996 and Director of Research and Development since 2000. Chairman and Chief Executive Officer of the Company from May 1972 to November 1996. Chairman of Dextran Products Limited and of all of the Company's other subsidiaries from their formation to November 1996.	88	1979

        All nominees for director have indicated their willingness to serve. The Board of Directors has no reason to believe that any of the director nominees will be unable to serve as a director. In the event, however, of the death or unavailability of any director nominee or nominees, the proxy to that extent will be voted for such other person or persons as the Board of Directors may recommend.

        VOTE REQUIRED. The affirmative vote of the holders of a majority of the aggregate number of Common Shares and the Class B Preferred Shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to elect each of the nominees for director. All proxies will be voted to elect each of the nominees for director unless a contrary vote is indicated on the enclosed proxy card.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

BOARD MEETINGS AND COMMITTEES	During the fiscal year ended January 31, 2003 there were six meetings of the Board of Directors. Each director attended at least 75% of the aggregate number of meetings held by the Board of Directors. The Board does not have any standing nominating or compensation committees, nor are there any committees which performed similar functions. Compensation decisions, including the granting of options, are made by the Board as a whole. The Company's Board of Directors has an Audit Committee. For the fiscal year ended January 31, 2003, Independent Directors Derek John Michael Lederer (Chair), Joseph Buchman and John L.E. Seidler comprised the Audit Committee. During the fiscal year ended January 31, 2003 the Audit Committee held four meetings.
REPORT OF THE BOARD OF DIRECTORS ON COMPENSATION
The Board of Directors as a whole establishes the Company's compensation strategy and policies and determines the nature and amount of all compensation for the Company's executive officers. The objectives of the Board of Directors in determining the levels and components of executive and key employee compensation are to (i) attract, motivate and retain talented and dedicated executive officers and other key employees and (ii) provide executive officers and other key employees with both cash and equity incentives to further the interests of the Company and its shareholders. The Board annually reviews its compensation programs to ensure that it (i) aligns compensation with responsibility, (ii) provides for a competitive sharing of future increases in shareholder value with key executive officers and key employees and (iii) is consistent with the Company's strategic and financial goals. Generally, the compensation of all executive officers and other key employees is composed of a base salary plus targeted bonuses based upon achievement of specified goals. In addition, stock options may be granted to provide the opportunity for compensation based upon the performance of the Common Shares over time.

Chairman, President and Chief Executive Officer George G. Usher and Vice Chairman and Director of Research and Development Thomas C. Usher are parties to employment agreements with the Company which specify base annual base salaries of $110,000 and $170,000, respectively. In reviewing the employment agreements and base salaries of these executive officers on an annual basis, the Board of Directors considered the performance of each executive, the nature of the executive's responsibilities, the salary levels of executives at comparable companies and the Company's general compensation practices. Based on these criteria, no changes to the base salaries of George G. Usher or Thomas C. Usher were made in the 2003 fiscal year.

Discretionary bonuses for executive officers are directly tied to achievement of specified goals of the Company, and are a function of the criteria which the Board of Directors believes appropriately takes into account the specific areas of responsibility of the particular officer. For the 2003 fiscal year, no bonuses were paid to the Company's executive officers.

Periodically, the Board of Directors also grants stock options to executive officers and other key employees in order to provide a long-term incentive, which is directly tied to the performance of the Company's Common Shares. These options provide an incentive to maximize shareholder value because they reward option holders only if shareholders also benefit. In making stock option grants to executives and other key employees, the Board of Directors considers a number of factors, including the performance of such persons, achievement of specific delineated goals, the responsibilities and the relative position of such persons within the Company, review of compensation of executives and key employees in comparable companies and review of the number of stock options each such person currently possesses. In the 2003 fiscal year no stock options were granted to the Company's executive officers.
Board of Directors George G. Usher (Chairman) Thomas C. Usher (Vice Chairman) Joseph Buchman Derek John Michael Lederer John L.E. Seidler Ruth Usher
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The Board of Directors of the Company does not have any standing compensation committee. The Board of Directors as a whole establishes the Company's compensation policies. Chairman, President and Chief Executive Officer George G. Usher, and Vice Chairman and Director of Research and Development Thomas C. Usher serve on the Board of Directors and participate in the determination of the Board's compensation decisions with respect to executive officers and key employees. Thomas C. Usher is indebted to the Company as described below in "Transactions with the Company."
TRANSACTIONS WITH THE COMPANY
Since February 1, 2000, with the exception of Thomas C. Usher, none of the Company's directors, executive officers, nominees for election as directors or certain relatives or associates of such persons has been indebted to the Company in an aggregate amount in excess of $60,000. In August 1997, the Company loaned Thomas C. Usher, its Vice-Chairman and a director, $691,500 at an interest rate equal to the prime rate of Toronto Dominion Bank plus 1.50% (the "Loan"). The Loan was used to partially fund a $1,000,000 payment to the State of Florida in order to allow Thomas C. Usher to regain possession of 430,000 Common Shares of the Company then held by the State as collateral security relating to the liquidation of insurance companies formerly owned by Thomas C. Usher. The Loan has no specific repayment terms. The amount outstanding under the Loan as of January 31, 2003 was $517,190. In August 1999, Thomas C. Usher personally assumed all of the assets and liabilities of Novadex Corp., including the balance of receivables (the "Receivables") due to the Company from Novadex Corp. The Receivables have no specific repayment terms. The total outstanding amount of the Receivables as of January 31, 2003 was $426,454. Thomas C. Usher also owes $250,000 to a subsidiary of the Company, Novadex International Limited. This loan has no specific repayment terms.
REPORT OF THE AUDIT COMMITTEE
The Audit Committee makes recommendations to the Board as to the engagement of independent auditors to perform audit and non-audit services, reviews the scope and results of their services, oversees the internal audit function, and reviews the systems of internal control and audit with management and the independent auditors. The Audit Committee reviews and reassesses the adequacy of the Audit Committee Charter on an annual basis.

The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards). The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1), and has discussed with the independent account the independent accountant's independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the Company's fiscal year ended January 31, 2003 for filing with the United States Securities and Exchange Commission.
Audit Committee Derek John Michael Lederer (Chair) Joseph Buchman John L.E. Seidler
INDEPENDENT AUDITORS
Ernst & Young LLP Chartered Accountants served as the Company's independent auditors for the fiscal year ending January 31, 2003. A representative of Ernst & Young LLP Chartered Accountants is not expected to be present at the Annual Meeting.
AUDIT FEES
The aggregate fees billed by Ernst & Young LLP Chartered Accountants for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ending quarterly reports on January 31, 2003 and reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for such fiscal year was $130,075.
FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES	Ernst & Young LLP Chartered Accountants did not perform any Financial Information System Design and Implementation services for the Company during the fiscal year ending January 31, 2003.
ALL OTHER FEES
The aggregate fees billed by Ernst & Young LLP Chartered Accountants for tax consulting services during the fiscal year ending January 31, 2003 was $11,068. The Audit Committee of the Board of Directors of the Company considers the provision of such services compatible with maintaining the independence of Ernst & Young LLP Chartered Accountants.

COMPENSATION OF EXECUTIVE OFFICERS	Shown below is information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended January 31, 2003, 2002 and 2001 of those persons who were (i) the chief executive officer of the Company at January 31 and (ii) the one other executive officer of the Company who had total annual salary plus bonus that exceeded $100,000 for the year ended January 31 (the "Named Officers"). No other officer of the Company had a total annual salary plus bonus that exceeded $100,000 for the year ended January 31.

SUMMARY COMPENSATION TABLE

	ANNUAL COMPENSATION					LONG TERM COMPENSATION
Name and Principal Position	Fiscal Year	Salary		Bonus		Common Shares Underlying Option Awards
George G. Usher Chairman of the Board, President and Chief Executive Officer	2003 2002 2001	$ $ $	110,000 110,000 110,000	$	none none 25,000	none none 7,100
Thomas C. Usher Vice-Chairman and Director of Research and Development	2003 2002 2001	$ $ $	170,000 170,000 170,000	$	none none 50,000	none none 57,577

AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2003 AND
2003 FISCAL YEAR-END OPTION VALUES

        The following table sets forth, for each of the two Named Officers, the exercise of options to purchase Common Shares during the fiscal year ended January 31, 2003, and the year-end value of unexercised options to purchase Common Shares held by the two Named Officers at January 31, 2003.

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year End; All Exercisable	Value of Unexercised In-the-Money Options at Fiscal Year End; All Exercisable(1)
George G. Usher	—	—	75,000	—
Thomas C. Usher	—	—	75,000	—

(1)
The market price of the Common Shares at January 31, 2003, the Company's fiscal year end, was $2.31 per share.

EXECUTIVE OFFICERS	As of January 31, 2003, the following persons served as executive officers of the Company. All executive officers serve for a one-year term or until their successors are elected or appointed at the meeting of the Board of Directors immediately following the Annual Meeting.
Name	Age	Title
George G. Usher (1)	44	Chairman of the Board, President and Chief Executive Officer
Thomas C. Usher (1)	88	Vice-Chairman of the Board and Director of Research and Development
Sharon L. Wardlaw (2)	50	Chief Financial Officer, Secretary and Treasurer

(1)
See "Board of Directors" for biographical information and period of service.

(2)
Sharon L. Wardlaw has served as the Chief Financial Officer, Secretary and Treasurer of the Company since 1994. She also currently serves as the President of Dextran Products Limited, a subsidiary of the Company. Since joining the Company in 1984, she has been employed in various capacities.

EMPLOYMENT AGREEMENTS	George G. Usher and Thomas C. Usher are employed by the Company pursuant to employment agreements. On December 22, 1993, the Company entered into an employment agreement with George G. Usher which provided for his employment as President of the Company for a five-year term commencing February 1, 1994 at an annual salary of $65,000. This Employment Agreement was amended on June 4, 1996 to provide for his employment as Chief Executive Officer of the Company commencing June 4, 1996 at an annual salary of $100,000. This Employment Agreement was renewed for an additional five-year term commencing February 1, 2000 at an annual salary of $110,000.

On December 22, 1993, the Company entered into an employment agreement with Thomas C. Usher which provided for his employment as Chairman and Chief Executive Officer of the Company for a five-year term commencing February 1, 1994 at an annual salary of $120,000 subject to CPI adjustments. This Employment Agreement was amended on November 1, 1996 to provide for his employment as Vice-Chairman of the Company commencing November 1, 1996 at an annual salary of $120,000. This Employment Agreement was renewed for an additional five-year term commencing February 1, 2000 under which Thomas C. Usher assumed the additional title of Director of Research and Development receives an annual salary of $170,000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act, requires the Company's directors, executive officers and any person who beneficially owns more than ten percent of the Common Shares to file with the SEC, Nasdaq and the Boston Stock Exchange an initial report of ownership and reports of changes in ownership of Common Shares. Officers, directors and greater than ten-percent beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

To the Company's knowledge, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year, and Forms 5 furnished to the Company with respect to its most recent fiscal year, and written representations from reporting persons that no other reports were required, the Company believes that, during the fiscal year ended January 31, 2003, all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 applicable to its executive officers, directors and greater than 10% beneficial owners were met.
COMPANY STOCK PERFORMANCE
The following performance graph compares the cumulative total returns of the Company's Common Shares, the Nasdaq Stock Market Index and the Nasdaq Pharmaceuticals Stock Index over a five year period ended January 31, 2003.

COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS
PERFORMANCE GRAPH FOR
POLYDEX PHARMACEUTICALS LIMITED

Produced on 05/30/2003 including data to 01/31/2003

Prepared by CRSP (www.crsp.uchicago.edu), Center for Research in Security Prices, Graduate School of Business, The University of Chicago. Used with permission. All rights reserved.

© Copyright 2003

        There can be no assurances that the Company's stock performance will continue into the future with the same or similar trends depicted in the performance graph above. The Company does not make or endorse any predictions as to future stock performance.

FINANCIAL STATEMENTS	The consolidated balance sheet, consolidated income statement and other financial statements together with the notes thereto for the fiscal year ended January 31, 2003 are included in the Company's 2003 Annual Report which accompanies this Proxy Statement.
2003 ANNUAL REPORT AND FORM 10-K
The Company will provide without charge to each person solicited by this Proxy Statement, upon the written request of such person, a copy of the Company's Annual Report on Form 10-K, which includes financial statements, for the fiscal year ended January 31, 2003. Such requests should be directed to Debbie Davis, Polydex Pharmaceuticals Limited, 421 Comstock Road, Toronto, Ontario, Canada M1L 2H5.
2004 MEMBER PROPOSALS
The 2004 Annual Meeting will be held on or about July 16, 2004. The deadline for Members to submit proposals to the Company Secretary for inclusion in the Proxy Statement for the 2004 Annual Meeting is expected to be March 16, 2004. The inclusion of any proposal will be subject to applicable rules of the SEC. In the event, however, that the date of the 2004 Annual Meeting is changed by more than 30 calendar days from the date currently contemplated, a proposal must be received by the Company within a reasonable time before the solicitation in connection with the meeting is made. The Company's proxies for its 2004 Annual General Meeting of the Members will confer discretionary authority to vote on any matter that a shareholder does not give written notice of by May 8, 2004.
OTHER BUSINESS
Management knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the Board designated proxy holders George G. Usher and Glenn D. Lott to vote the shares represented thereby on such matters in accordance with their judgment.
By Order of the Board of Directors,
SHARON L. WARDLAW
Secretary
May 30, 2003

PROXY

POLYDEX PHARMACEUTICALS LIMITED

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned member hereby appoints George G. Usher and Glenn D. Lott proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of Polydex Pharmaceuticals Limited standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual General Meeting of Members of the Company to be held on July 16, 2003 or any adjournment thereof. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED ON THE REVERSE SIDE. AS TO ANY OTHER MATTER OR IF ANY OF SAID NOMINEES IS NOT AVAILABLE FOR ELECTION, THE PROXIES SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

(Continued, and to be marked, dated and signed, on the other side)

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(Continued from other side)
 The Board of Directors recommends a vote FOR Item 1.

Item 1—ELECTION OF DIRECTORS        Nominees: George G. Usher and Thomas C. Usher

FOR BOTH NOMINEES LISTED ☐	WITHHOLD AUTHORITY FOR ALL ☐	WITHHELD FOR: (Write that nominee's name in the space provided below.)
		Dated:	, 2003
Signature(s)
Signature(s)

Please date, sign as name appears hereon, and return promptly. Joint owners should each sign. When signing as corporate officer, partner, attorney, executor, administrator, trustee or guardian, please give full title. Please note any changes in your address alongside the address as it appears in the proxy.
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SUMMARY COMPENSATION TABLE
AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2003 AND 2003 FISCAL YEAR-END OPTION VALUES
COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS PERFORMANCE GRAPH FOR POLYDEX PHARMACEUTICALS LIMITED